UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☑                             Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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KYN Announces Adjournment of Special Meeting of Stockholders

Houston, TX – October 22, 2020 – Kayne Anderson Energy Infrastructure Fund, Inc. (NYSE: KYN) (the “Company”) announced today that the virtual Special Meeting of Stockholders has been adjourned to October 29, 2020 at 8:00 a.m. Central Time and will be held in a virtual meeting format only. Stockholders will not be able to attend the meeting in person.

Stockholders are being asked to (i) approve an amendment to KYN’s investment objective, which is a fundamental investment policy of the Company, (ii) approve an amendment to the Company’s fundamental investment policy with respect to industry concentration. The Company recently announced that it is expanding its focus area within energy infrastructure to include portfolio allocations to renewable infrastructure and utilities. Management and the Board of Directors of the Company believe the proposed amendments are needed to give KYN sufficient flexibility to invest across the full spectrum of North American energy infrastructure.

Stockholders of record at the close of business on August 18, 2020, are entitled to vote at the meeting. Whether or not you plan to attend the virtual special meeting, it is important that your shares be represented and voted at the special meeting. Stockholders may vote their shares via the internet, by telephone (for internet and telephone voting please follow the instructions on the proxy ballot), or by completing and returning the proxy ballot in the postage-paid envelope included in the mailed proxy package. Your proxy ballot must be returned promptly in order to avoid the additional expense of further solicitation.

The proxy statement and additional information regarding KYN’s recent announcements related to the proposals can be found at https://kaynefunds.com/proxyinformation/.

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Kayne Anderson Energy Infrastructure Fund, Inc. (NYSE: KYN) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended, whose common stock is traded on the NYSE. The company’s investment objective is to obtain a high after-tax total return by investing at least 85% of its total assets in energy-related partnerships and their affiliates (“MLPs”), and in other companies that, as their principal business, operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products or coal (collectively with midstream MLPs, “Midstream Energy Companies”).

This press release shall not constitute an offer to sell or a solicitation to buy, nor shall there be any sale of any securities in any jurisdiction in which such offer or sale is not permitted. Nothing contained in this press release is intended to recommend any investment policy or investment strategy or take into account the specific objectives or circumstances of any investor. Please consult with your investment, tax, or legal adviser regarding your individual circumstances prior to investing.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS: This communication contains statements reflecting assumptions, expectations, projections, intentions, or beliefs about future events. These and other statements not relating strictly to historical or current facts constitute forward-looking statements as defined under the U.S. federal securities laws. Forward-looking statements involve a variety of risks and uncertainties. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; energy industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in detail in the fund’s filings with the SEC, available at www.kaynefunds.com or www.sec.gov. Actual events could differ materially from these statements or from our present expectations or projections. You should not place undue reliance on these forward-looking statements, which speak only as of the date they are made. Kayne Anderson undertakes no obligation to publicly update or revise any forward-looking statements made herein. There is no assurance that the fund’s investment objectives will be attained.

Contact: Investor Relations at (877) 657-3863 or cef@kaynecapital.com

October 22, 2020 Reference Number: 0123456789

IMPORTANT NOTICE REGARDING YOUR INVESTMENT IN:

Kayne Anderson Energy Infrastructure Fund, Inc. (NYSE: KYN)

(formerly Kayne Anderson MLP/Midstream Investment Company)

Dear Stockholder:

Our representatives from AST Fund Solutions have been trying to contact you regarding an urgent matter pertaining to your investment in Kayne Anderson Energy Infrastructure Fund, Inc. (formerly Kayne Anderson MLP/Midstream Investment Company).

Please call 1-866-745-0272 (refer to the reference number listed above) at your earliest convenience. Our representatives will be available to take your call Monday through Friday between the hours of 9:00 a.m. and 10:00 p.m. ET, or between the hours of 10:00 a.m. and 6:00 p.m. ET on Saturday.

The call will only take a few moments of your time, and AST Fund Solutions will not ask you for any personal or confidential information.

We appreciate your investment in KYN and thank you in advance for your prompt assistance with this matter.

Sincerely,

James C. Baker

Chairman of the Board of Directors,

President and CEO

Kayne Anderson

811 Main • 14th Floor • Houston, Texas 77002

Tel 713 493 2020  Fax 713 655 7359

IMPORTANT NOTICE REGARDING YOUR INVESTMENT IN:

Kayne Anderson Energy Infrastructure Fund, Inc. (NYSE: KYN)

(formerly Kayne Anderson MLP/Midstream Investment Company)

PLEASE VOTE NOW

Recently, we sent you proxy materials regarding the Special Meeting of Stockholders of Kayne Anderson Energy Infrastructure Fund, Inc. (NYSE: KYN). Our records indicate that we have not received your voting instructions.

KYN stockholders are being asked to vote on the proposed amendment to 1) KYN’s investment objective, and 2) KYN’s fundamental investment policy with respect to industry concentration. More information on the proposals, including the proxy statement, can be found at www.kaynefunds.com/proxyinformation/. We urge you to vote as soon as possible in order to allow KYN to obtain a sufficient number of votes to hold the adjourned Special Meeting of Stockholders. Join your fellow stockholders and vote today!

If you have any questions or would like to cast your vote, please call the number listed below:

1-866-745-0272

(ask for extension 12)

Your vote is critical to the outcome of this meeting. Another copy of your proxy ballot is enclosed, please take a moment to cast your vote now so that your shares may be represented. If you have voted since the mailing of this letter, we apologize for the follow up mailing and thank you for your participation.

Voting is easy - choose one of the following methods to cast your vote now:

Vote online: You may cast your vote by visiting the web address located on the enclosed proxy ballot(s) and following the instructions on the website.

Vote by touch-tone phone: You may cast your vote by telephone using an automated system by calling the toll-free number found on the enclosed proxy ballot(s).

Vote by mail: You may cast your vote by signing, dating and mailing your proxy ballot (s) in the enclosed postage prepaid return envelope.

THANK YOU FOR VOTING